The Vantagepoint Funds
777 N. Capitol Street N.E.
Washington, D.C. 20002
July 7, 2011
Catherine J. Taulbee
Manager — Legal Services
1-800-291-9523
U.S. Securities and Exchange Commission
100 F Street, N.W.
Washington, D.C. 20459
Re: The Vantagepoint Funds File Nos. 811-08941 and 333-60789
Dear Sir or Madam:
On behalf of The Vantagepoint Funds, we are filing a supplement dated July 1, 2011 to the The Vantagepoint Fund’s prospectus dated May 1, 2011 pursuant to Rule 497(e) of the Securities Act of 1933. This supplement provides updated information about fee waivers by one of the subadvisers to the Diversifying Strategies Fund.
Please do not hesitate to contact me at the number listed above with any comments or questions.
Sincerely,
/s/ Catherine Taulbee
Catherine J. Taulbee
Manager — Legal Services